May 1, 2014

Forward-looking Statements Statements in this presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements, which include statements regarding the Company’s strategic plans and initiatives, markets and future financial performance, are based on a number of assumptions and involve a number of risks and uncertainties, and accordingly, actual results could differ materially. Factors that may cause such differences include, but are not limited to: (1) the continued and future acceptance of the Company’s products and services, including the Company’s pre-install program and fleet management and other telematics products; (2) the Company’s ability to obtain financing from lenders; (3) the outcome of ongoing litigation involving the Company; (4) the rate of growth in the industries of the Company’s customers; (5) the presence of competitors with greater technical, marketing, and financial resources; (6) the Company’s customers’ ability to access the credit markets, including changes in interest rates; (7) the Company’s ability to promptly and effectively respond to technological change to meet evolving customer needs; (8) the Company’s ability to successfully expand its operations, including through the introduction of new products and services; (9) changes in general economic or geopolitical conditions, including the European debt crisis; (10) conditions in the automotive retail market and the Company’s relationships with dealers, licensees, partners, agents and local law enforcement; (11) the expected timing of purchases by the Company’s customers; (12) the Company’s ability to achieve the expected benefits of its strategic alliance with TomTom; (13) the Company’s ability to maintain the strength of its brand; (14) financial and reputational risks related to product quality and liability issues; and (15) trade tensions and governmental regulations and restrictions in Argentina and the Company’s other international markets. For a further discussion of these and other significant factors to consider in connection with forward-looking statements concerning the Company, reference is made to the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and the Company's other filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date made. Except as required by law, the Company undertakes no obligation to update these forward-looking statements.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this presentation also contains the non-GAAP financial measure, adjusted EBITDA. The Company believes that the inclusion of this non-GAAP financial measure in this presentation helps investors to gain a meaningful understanding of changes in the Company's core operating results, and can also help investors who wish to make comparisons between LoJack and other companies on both a GAAP and a non-GAAP basis. LoJack management uses this non-GAAP measure, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing such performance to that of prior periods and to the performance of our competitors. These measures are also used by management to assist with their financial and operating decision making. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation may be different from, and therefore may not be comparable to, similar measures used by other companies. Reconciliations of the non- GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures are set forth in the accompanying appendix to this presentation. Use of Non-GAAP Financial Measures

Q1 Overview • Severe weather in January and February briefly slowed the pace of U.S. retail automotive sales • Despite automotive headwinds, U.S. dealer product revenues up 1% in Q1 • Domestic SVR volume continues to outpace the broader U.S. retail auto market • Gross margin remains strong at 50% • Pace of growth has picked up as the weather has improved

Industry Sales Regained Momentum in March “…Beau Boeckmann, vice president of Galpin Motors, which operates dealerships in Southern California, described the last weekend of March as ‘absolutely crazy’ in terms of sales. ‘It was a signal of the strength of the market and the economy,’ he said.” Sources: The Wall Street Journal, April 1st, 2014 J.D. Power and LMC Automotive Press Releases The Wall Street Journal – April 1st, 2014 100.4% 102.0% 107.2% 96% 98% 100% 102% 104% 106% 108% Jan-14 Feb-14 Mar-14 Retail Light Vehicle Sales Volume Growth Index vs. Prior Year 12.81 12.36 13.03 12.2 12.4 12.6 12.8 13.0 13.2 Jan-14 Feb-14 Mar-14 M ill io n s o f V eh ic le s Retail Light Vehicle SAAR

Demand for Autos Continues in 2014 A slow start to 2014, but expectations continue to grow for the full year Source: J.D. Power and LMC Automotive Press Release, LoJack Corporation 12.8M 10.6M 8.6M 9.2M 10.3M 11.7M 12.8M 13.4M 6.0 7.0 8.0 9.0 10.0 11.0 12.0 13.0 14.0 2007 2008 2009 2010 2011 2012 2013 2014 F'cst Li gh t V eh ic le S al es ( M ill io n s) Retail U.S. Light Vehicle Sales (2007 to 2014E) -2% -17% -19% +6% +12% +10% +4% -19% +6% +14% Forecast at January ’14 13.31 million Forecast at April ’14 13.42 million

Sales Growth Expected to Accelerate 10.6% 8.8% 3.6% 14.6% 9.7% 4.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2012 2013 2014 Forecast Retail U.S. Light Vehicle Sales Growth (Y/Y) Q1 Back 9 Months - Retail sales growth has accelerated during last nine months of 2012 and 2013 - Industry forecast implies a continuation of this trend in 2014 Source: J.D. Power and LMC Automotive Press Release, LoJack Corporation

70% 80% 90% 100% 110% 120% 130% 140% Auto Sales Volume - Retail (Index Y/Y) LoJack Dealer Channel Volume (Index Y/Y) LoJack: 6 consecutive Quarters Above Retail Industry Growth …Even as Prior Year Comps Increase Source: J.D. Power and LMC Automotive Press Release, LoJack Corporation 6 Consecutive Quarters Above Industry Retail Growth Retail Car Sales vs. LoJack Dealer Sales (Index vs. PY Quarter) 1Q 2014 - Retail Light Vehicle Sales Growth +3.6% - LoJack Dealer Channel Volume Growth +5.2% +8% +14% +21% +20% Growth well above industry in 2013 levying higher comps in 2014

Q1 Saw Higher Dealer Inventory Levels 40 50 60 70 80 90 100 New Cars Inventories: Days Supply Past 12 Months Days Supply (Cars) Standard Inventory level (60 Days) Source: Automotive News - Q1 realized higher than optimal inventory dealership inventory levels - Recent data indicates that lot inventories are returning to acceptable levels

Rail Backups Delayed Deliveries in Q1 “New cars and trucks—including some of the season's hottest sellers—are stacked up outside U.S. factories as auto makers and railroads struggle to overcome delays brought on by winter weather and the rise of production outside the Midwest…” The logjams have left dealers short of some popular models, such as the Ford Explorer sport-utility vehicle and Toyota RAV4, ahead of the biggest months of the year for new-car sales…” Updated April 23, 2014 6:43 p.m. ET Source: The Wall Street Journal The Wall Street Journal – April 23rd, 2014

31% 32% 34% 43% 44% 45% 46% 51% 52% 0% 10% 20% 30% 40% 50% 60% Advancing the Pre-Install Strategy Pre-Install Program Sales Mix % Share of Dealer Channel Volume LoJack continues to lay the foundation for stable recurring revenue

Commercial Segment • 5% unit growth in Q1 2014 vs. Q1 2013 • 32% unit growth during past twelve months • Continue to build strong relationships with largest construction equipment rental companies • Spring warm-up expected to create meaningful rebound in construction activity

Continued Progress on Telematics Initiative • Expect 2014 to be a year of investment as we transition to enable new subscription-driven (SaaS) business models • Ramping sales program • Expanding pipeline of prospective customers for LoJack Fleet Management • Demonstrating cost efficiencies for fleet companies • Leveraging brand elasticity, dealer network, distribution capabilities and strong ties with law enforcement

0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Te le m at ics Un it s In st al le d (0 0 0 s) LoJack Fleet Management Source: C.J Driscoll & Associates Local Fleets: Opportunity in an Underpenetrated Addressable Market Local Fleet Management Market – Telematics Units Installed Estimates • Addressable Market Estimated at 14 million • Approximately 3.5 million Units currently in service • As of the end of 2013, penetration of the local fleet market was estimated at 25%—leaving a large portion of the addressable market still untapped.

Expanding Our Expertise in Fleet & Commercial Welcoming Joe Castelli to the LoJack Team: • Joe Castelli is joining LoJack as Vice President, LoJack Fleet and Commercial Operations • Mr. Castelli has 30 years of automotive, fleet and commercial sales experience with global companies, brands and markets • Previously the Vice President, Commercial Vehicles & Fleet, for Nissan North America, Inc. • Prior to joining the Nissan North America executive team, Mr. Castelli spent more than 23 years at Ford Motor Company where he was responsible for expanding the company's market share of light, medium and heavy duty trucks.

Q1 Revenues ($ in millions) Q1 2014 Q1 2013 % change Consolidated revenues $ 30.1 $ 31.2 (3%) U.S. revenues $ 21.1 $ 21.6 (3%) International licensees $ 5.4 $ 5.7 (5%) Canada $ 1.5 $ 1.9 (21%) Italy $ 1.1 $ 0.8 34% All other $ 1.0 $ 1.1 (10%) • U.S. dealer product revenues up 1% on 5.2% increase in unit volume • Pre-installs represented 52% of U.S. unit sales vs. 44% in Q1 2013 • Larger percentage of pre-installs enables fixed costs to be spread over increased unit volumes

Q1 Consolidated Results Highlights $ in millions, except per share data Q114 Q113 Revenue $ 30,132 $ 31,220 Y/Y change (3.5%) Gross profit 15,094 16,472 Y/Y change (8.4%) Gross profit margin 50.1% 52.8% Operating expenses 20,476 22,106 Adjusted EBITDA* (3,871) (4,083) Y/Y change (5.2%) Operating loss (5,383) (5,634) Y/Y change (4.5%) Net loss attributable to LoJack Corporation $ (5,488) $ (5,675) Net loss per diluted share $ (0.31) $ (0.32) *Please refer to Appendix for reconciliation of non-GAAP items

Balance Sheet Highlights ($ in millions) Mar. 31, 2014 Dec. 31, 2013 Cash and cash equivalents $ 25.4 $ 32.0 Accounts receivable, net $ 23.0 $ 26.5 Inventories $ 8.6 $ 7.2 Total assets $ 80.1 $ 86.8 Long-term debt $ 10.0 $ 6.0 Deferred revenue, current portion $ 9.8 $ 10.3 Deferred revenue, long term $ 10.2 $ 10.6 Total liabilities $ 48.8 $ 50.8 Total equity $ 31.4 $ 36.0

2014 Guidance • Continued growth of base stolen vehicle recovery business in the U.S. and internationally • Full-year revenue growth in the range of 8-10% • International revenues could be lumpy; ongoing trade restrictions in Argentina could hamper ability to ship product there • Continued investments to expand beyond stolen vehicle recovery to initiatives focused on the connected car • Continued implementation of ERP system to support subscription- based business and broaden telematics offerings • Full-year adjusted EBITDA in the range of 5-7% of revenues

Summary • Pace of U.S. retail automotive growth has increased after a challenging Q1 • Domestic SVR business remains strong on the continued growth of our pre-install program • Building systems infrastructure to support a subscription-based revenue model

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May 1, 2014

Appendix: GAAP to Pro Forma Non-GAAP Reconciliation ($ in thousands) Three Months Ended Three Months Ended March 31, 2014 March 31, 2013 $ $ Net loss, as reported (5,539) (5,636) Adjusted for: Provision (benefit) income taxes 37 (74) Other income (expense) (119) (76) Operating loss (5,383) (5,634) Adjusted for: Depreciation and amortization 988 1,129 Stock compensation expense 524 422 Adjusted EBITDA (3,871) (4,083)